UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 4, 2020

RESEARCH FRONTIERS INCORPORATED

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	000-14893	11 -2103466
(STATE OR OTHER JURISDICTION	(COMMISSION	(IRS EMPLOYER
OF INCORPORATION)	FILE NUMBER)	IDENTIFICATION NO.)

240 CROSSWAYS PARK DRIVE

WOODBURY, NEW YORK 11797-2033

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	REFR	The NASDAQ Stock Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

WOODBURY, NY, December 4, 2020. Research Frontiers Inc. (Nasdaq: REFR) today announced that Seth L. Van Voorhees, Ph.D., Chief Financial Officer and Vice President of Business Development, has resigned his position, effective December 4, 2020, in order to become CFO of a public biotechnology company located in New Jersey.

Joseph M. Harary, President and CEO, who previously served as the company’s Chief Financial Officer, will assume the responsibilities of the position of interim Chief Financial Officer.

“During his nearly ten years at Research Frontiers, Seth has been an important member of our executive team” commented Joseph M. Harary, President and CEO of Research Frontiers. “On behalf of the Board of Directors and the entire Research Frontiers team, we thank Seth for his strategic contribution to Research Frontiers’ growth and mission, and we wish him well in his new endeavor. In addition, we look forward to his continued involvement and input with Research Frontiers as a long-standing shareholder.”

Dr. Van Voorhees added, “I am grateful for my time at Research Frontiers and for the opportunity to work with such an incredible team of leaders. I continue to believe in the strength of Research Frontiers and wish the team all the best and future success.”

Details are noted in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The Research Frontiers press release is also available on the Company’s website at www.SmartGlass.com and at various other places on the internet.

This report and the press releases referred to herein may include statements that may constitute “forward-looking” statements as referenced in the Private Securities Litigation Reform Act of 1995. Those statements usually contain words such as “believe”, “estimate”, “project”, “intend”, “expect”, or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management’s current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to: sales performance, expense levels, competitive activity, interest rates, changes in the Company’s financial condition and several business factors. Additional information regarding these and other factors may be included in the Company’s quarterly 10-Q and 10K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this report.

The information in this Form 8-K or the press release reproduced herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Research Frontiers Press Release dated December 4, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESEARCH FRONTIERS INCORPORATED

/s/ Seth L. Van Voorhees
By:	Seth L. Van Voorhees
Title:	CFO and VP, Business Development

Dated: December 4, 2020